UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 7, 2009
Wyndham Worldwide Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-32876 (Commission File No.)	20-0052541 (I.R.S. Employer Identification Number)

22 Sylvan Way Parsippany, NJ (Address of Principal Executive Office)	07054 (Zip Code)
Registrant’s Telephone Number, Including Area Code: (973) 753-6000
None

(Former Name or Former Address if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-10.1
EX-10.2

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
New Timeshare Receivables Term Financings
On September 24, 2009, Wyndham Worldwide Corporation’s subsidiary Sierra Timeshare 2009-3 Receivables Funding LLC (the “2009-3 Issuer”) issued $175,000,000 aggregate principal amount of 7.62% Vacation Timeshare Loan Backed Notes, Series 2009-3, due 2026 (the “2009-3 Notes”) under the Indenture and Servicing Agreement, dated as of September 24, 2009, by and among the 2009-3 Issuer, Wyndham Consumer Finance, Inc., as the 2009-3 Servicer, U.S. Bank National Association, as the 2009-3 Trustee and the 2009-3 Collateral Agent (the “2009-3 Indenture”). The notes are secured under the 2009-3 Indenture primarily by a pool of pledged loans, each relating to the financing of one or more vacation ownership interests by a consumer, and related pledged assets. A copy of the 2009-3 Indenture is attached hereto as Exhibit 10.1, and is incorporated by reference herein.
On October 7, 2009, Wyndham Worldwide Corporation’s subsidiary Sierra Timeshare 2009-2 Receivables Funding LLC (the “2009-2 Issuer”) issued $175,000,000 aggregate principal amount of 4.52% Vacation Timeshare Loan Backed Notes, Series 2009-2, due 2026 (the “2009-2 Notes”) under the Indenture and Servicing Agreement, dated as of October 7, 2009, by and among the 2009-2 Issuer, Wyndham Consumer Finance, Inc., as Servicer, U.S. Bank National Association, as the 2009-2 Trustee and the 2009-2 Collateral Agent (the “2009-2 Indenture”). The notes are secured under the 2009-2 Indenture primarily by a pool of pledged loans, each relating to the financing of one or more vacation ownership interests by a consumer, and related pledged assets. A copy of the 2009-2 Indenture is attached hereto as Exhibit 10.2, and is incorporated by reference herein.
Certain of the initial purchasers of the 2009-3 Notes and the 2009-2 Notes, the 2009-3 Trustee, the 2009-3 Collateral Agent, the 2009-2 Trustee and the 2009-2 Collateral Agent, and their respective affiliates, have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses. Certain of the initial purchasers are affiliates of one or more entities who also serve as investors, or as administrators of investors, with respect to asset-backed commercial paper conduits that hold certain Secured Variable Funding Notes, issued by our subsidiaries Sierra Timeshare Conduit Receivables Funding Company, LLC and Sierra Timeshare Conduit Receivables Funding Company II, LLC, which were partially or fully repaid with the proceeds from the sale of the 2009-3 Notes and the 2009-2 Notes.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are furnished with this report.

Exhibit No.	Description
Exhibit 10.1	Indenture and Servicing Agreement, dated as of September 24, 2009, by and among Sierra Timeshare 2009-3 Receivables Funding LLC, as the 2009-3 Issuer, Wyndham Consumer Finance, Inc., as Servicer, U.S. Bank National Association, as the 2009-3 Trustee and the 2009-3 Collateral Agent.

Exhibit 10.2	Indenture and Servicing Agreement, dated as of October 7, 2009, by and among Sierra Timeshare 2009-2 Receivables Funding LLC, as the 2009-2 Issuer, Wyndham Consumer Finance, Inc., as Servicer, U.S. Bank National Association, as the 2009-2 Trustee and the 2009-2 Collateral Agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION
Date: October 7, 2009	By:	/s/ Thomas G. Conforti
Thomas G. Conforti
Chief Financial Officer

WYNDHAM WORLDWIDE CORPORATION
CURRENT REPORT ON FORM 8-K
Report dated October 7, 2009
EXHIBIT INDEX

Exhibit No.	Description
Exhibit 10.1	Indenture and Servicing Agreement, dated as of September 24, 2009, by and among Sierra Timeshare 2009-3 Receivables Funding LLC, as the 2009-3 Issuer, Wyndham Consumer Finance, Inc., as Servicer, U.S. Bank National Association, as the 2009-3 Trustee and the 2009-3 Collateral Agent.

Exhibit 10.2	Indenture and Servicing Agreement, dated as of October 7, 2009, by and among Sierra Timeshare 2009-2 Receivables Funding LLC, as the 2009-2 Issuer, Wyndham Consumer Finance, Inc., as Servicer, U.S. Bank National Association, as the 2009-2 Trustee and the 2009-2 Collateral Agent.